Exhibit 99.01

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        OEA, Inc. ("OEA" or the "Company") may, in discussions of its future plans, objectives, and expected performance in periodic reports filed by the Company with the Securities and Exchange Commission (or documents incorporated by reference therein) and in written and oral presentations made by the Company, include projections or other forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 or Section 21E of the Securities Exchange Act of 1934, as amended. Such projections and forward-looking statements are based on assumptions which the Company believes are reasonable, but are by their nature inherently uncertain. When used in the Company's documents or oral presentations, the words "anticipate," "estimate," "project," "expect," "objective," "intend," and similar expressions are intended to identify forward-looking statements. In all cases, there can be no assurance that specified assumptions will prove correct or that projected events will occur, and actual results could differ materially from those projected. In addition to any assumptions and other factors referred to specifically in connection with a forward-looking statement, factors that could cause the Company's actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

RELIANCE ON MAJOR CUSTOMERS

        A relatively small number of automotive parts companies represent a significant portion of OEA's consolidated sales. Sales to Takata, Delphi, Autoliv and Daicel represented approximately 24%, 18%, 17% and 7%, respectively, in fiscal 1997 and 34%, 18%, 9% and 12%, respectively, in the first half of fiscal 1998. The Company's expectations as to future sales are based upon letters of intent, annual blanket purchase orders and forecasts received from customers in the automotive segment and governmental orders received in the nonautomotive segment. The total volumes associated with annual blanket purchase orders are not binding on the Company's customers and actual quantities depend upon weekly releases received from these customers. Accordingly, they are not committed to purchase specified quantities of products from the Company. Additionally, many of the Company's major automotive customers not only purchase inflators and initiators from OEA, but also manufacture similar products for use in their air bag modules and systems. There can be no assurance that these customers will continue to purchase products from the Company at levels consistent with previous purchases. Consequently, the failure by the Company to develop relationships with significant new customers could have a material adverse effect on the Company's business, its prospects, financial condition and results of operations. Further, business or marketplace consolidations affecting one or more of the Company's major customers could result in the loss of that customer, which also could have a material adverse effect on the Company's business, prospects, financial condition or results of operations. However, because the Company's products have been designed into its customers air bag modules and inflators, it believes the actual quantity sold will be relatively proportionate with its customers sales for as long as those designs remain in use. Governmental orders in the nonautomotive segment can be canceled or terminated for the convenience of the government. A significant decline in sales to these customers would have a material adverse effect on the Company's business, its prospects, financial condition and results of operations.

DEPENDENCE ON THE AUTOMOTIVE INDUSTRY

        Sales of products to the automotive industry accounted for approximately 80% of the Company's consolidated sales in both fiscal 1997 and the first half of fiscal 1998 and are expected to continue at this level for the foreseeable future. OEA's automotive customers are air bag inflator and air bag module/systems manufacturers who, in turn, sell to automobile manufacturers. Production volumes are dependent upon general economic conditions and the level of consumer spending. The volume of automobile production in the North American, European and Asian markets has fluctuated considerably year to year, and such fluctuations may cause fluctuations in the demand for OEA's products. Future declines in automobile production in any of these markets could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

        Additionally, many automotive manufacturers and other companies in the industry are unionized and may, from time to time, experience labor disruptions. Any production disruptions at the Company's direct or indirect (i.e. automobile manufacturers) customers could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

LONG LEAD TIMES FOR SALES

        The Company typically competes for new business two to three years before the introduction of new vehicle models to the public and upon the redesign of existing models by automobile manufacturers. Due to this relatively long lead time, it may be difficult for the Company to obtain new sales to replace any unexpected decline in sales to existing customers. The failure of the Company to obtain new business for new models or to retain or increase business on redesigned existing models could adversely effect the Company's business, prospects, financial condition and results of operations.

REGULATORY MATTERS

        The automotive safety industry is subject to substantial regulation, both in the United States and in many other countries, which may affect the demand for OEA's products. These regulations are subject to frequent review by applicable regulatory authorities and other governmental entities, and are subject to change. In the United States, federal legislation requires driver-side and passenger-side airbags in all new passenger cars effective September 1, 1997, and in all new light vehicles (unloaded vehicle weight of 5,500 pounds or less) by September 1, 1998. Changes in regulations, including permitting delays in implementing certain provisions regarding installation of air bags under applicable U.S. regulations, could have a material impact on the Company's financial condition and results of operations. Such regulations are subject to a number of factors that are not within the control of the Company, including adverse publicity regarding the safety risks of air bags to children and small adults, domestic and foreign political developments, and litigation relating to automotive air bag products. There can be no assurance that regulatory developments or adverse publicity will not adversely effect customer demand for automotive safety products or OEA's automotive business. Such changes could also result in slower increases, or in decreases, in demand for automotive safety products in other countries. In November and December 1996, the U.S. National Highway Traffic Safety Administration ("NHTSA") announced a series of proposed and final regulations relating to air bags. The proposed regulations include a phase-in of "smart" air bags that adjust deployment based on a number of factors including certain characteristics of the seat occupant and the severity of the crash. NHTSA has proposed certain regulations, to be in force until the regulations requiring "smart" air bags take effect, relating to de-powering of air bags (adopted in March 1997) and deactivation of air bags at a customer's request (adopted in December 1997). The effect on the Company of the above regulations or of future regulatory developments in the United States or other countries is dependent upon many factors, some of which are outside the Company's control and cannot be predicted. Such regulations could result in additional capital expenditures by the Company, could require additional technological improvements and could result in lower sales than would otherwise be expected.

        The Company uses various hazardous and toxic substances in its manufacturing processes, including certain solvents, lubricants, and pyrotechnic materials. The inadvertent release of any of these materials into the environment could subject the Company to significant liability for clean-up costs or fines, which could have a material adverse effect on the Company's business, prospects, financial condition and results of operations. Additionally, the Company may be required to make significant expenditures to ensure that the Company's facilities and operations continue to satisfy environmental regulations and these regulations may become significantly more stringent in the future.

PATENTS AND PROPRIETARY TECHNOLOGY

        The Company's success and ability to compete are dependent to a significant degree on its proprietary technology. The Company relies on a number of patents, trade secrets, licensing and non-disclosure agreements to protect its technology. There can be no assurance that any patents now or hereafter owned by the Company will afford protection against competitors that develop similar technology. In addition, upon expiration of such patents, competitors may develop and sell products based on technologies similar or equivalent to those currently covered by the Company's patents. In addition, the laws of some foreign countries do not protect the Company's patents and other proprietary rights to the same extent as do the laws of the United States. There can be no assurance that the steps taken by the Company to protect its proprietary rights will be adequate to prevent imitation of its products or technology, that the Company's proprietary information will not become known to competitors, that the Company can effectively protect its rights to unpatented proprietary information or that the Company's competitors will not independently develop products or technologies that are superior to the Company's products or technologies without infringing on the Company's intellectual property rights. Although the Company believes that its products and technology do not infringe on the proprietary rights of others, there can be no assurance that third parties will not assert infringement claims in the future.

TECHNOLOGICAL CHANGE

        The underlying technology for automotive occupant restraint systems has been rapidly advancing in recent years. The Company believes that occupant restraint systems will continue to change rapidly, with industry participants seeking to develop and introduce significant systems improvements including intelligent occupant restraint systems that will be able to react differently to individual crash situations. The introduction of products that incorporate new technologies and emergence of new industry standards can render existing products obsolete and unmarketable. To compete successfully, the Company must continue to design, develop and sell enhancements to existing products and new products that provide higher levels of performance and reliability in a timely manner, take advantage of technological advancements and changes in industry standards and respond to new customer requirements. There can be no assurance that the Company will successfully identify new product opportunities or will achieve market acceptance of new products brought to market. Products developed by others may render the Company's products obsolete or noncompetitive. Any failure by the Company to anticipate or respond adequately to changes in technology and customer preferences, any failure of the Company's products to perform satisfactorily or any significant delay in product development or introductions could have a material adverse effect on its business, prospects, financial condition and results of operations. The Company believes that its future success will depend, in part, upon its ability to enhance its existing products and to develop new products that meet changing systems requirements (regulatory, OEM and consumer), particularly requirements for intelligent occupant restraint systems. There can be no assurance that the Company will meet these objectives and any failure to do so could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

COMPETITION

        The markets for automotive occupant restraint systems and components are highly competitive. The Company faces continuous demand for new product features and reduced prices.
 Competition may be expected to result in price reductions and potentially in a loss of market share, either of which would adversely effect the Company's business, prospects, financial condition and results of operations. Many of the Company's current and potential competitors have greater financial, manufacturing, marketing, technological and other resources than the Company, and longer standing relationships with customers than the Company. Certain of the Company's principal customers, including Takata, Daicel, Autoliv, and TRW compete with the Company with respect to certain of the Company's products and services, and there can be no assurance that these companies will not expand the range of products and services that they offer in competition with the Company. There also can be no assurance that other customers will not offer competitive products or services in the future. The Company expects competition to increase in the future from existing competitors and from other companies that may enter the Company's existing or future markets.

        The Company believes that its ability to compete successfully depends on numerous factors, both within and outside of its control, including responsiveness to customers' needs, quality and reliability of the Company's and its competitors' products and services, price, project management capabilities, technical subject matter expertise, the emergence of new industry standards, the development of technical innovations, the attraction and retention of qualified personnel, regulatory changes and general market and economic conditions. A variety of potential actions by the Company's competitors, including a reduction of product prices, announcement or accelerated introduction of new or enhanced products, or cooperative relationships among competitors, could have a material adverse effect on the Company's business, prospects, financial condition and results of operations. There can be no assurance that the Company will be able to compete successfully with existing or new competitors or will properly identify and address the demands of new markets. The failure by the Company to adapt to emerging market demands, respond to regulatory and technological changes or compete successfully with existing and new competitors would have a material adverse effect on the Company's business, prospects, financial condition and results of operations. There can be no assurance that the Company will be able to continue to compete successfully with its existing competitors or will be able to compete successfully with new competitors.

PRICING PRESSURES ON OCCUPANT RESTRAINT SYSTEMS

        The Company anticipates that the prices of automotive occupant restraint systems and components such as those sold by the Company will continue to decline over the next several years as a result of competitive pressures and OEM requirements. Consistent with common industry practice, the Company expects to quote fixed or maximum prices for certain long-term supply arrangements. The Company's future profitability will depend upon, among other things, its ability to continue to reduce its per-unit costs and maintain a cost structure, internally and with its suppliers, that will enable it to offer competitive prices to its customers. There can be no assurance that the Company will be successful in reducing its per-unit costs at the same rate as prices decrease. Additionally, the Company's future profitability may be influenced by its success in designing and marketing technological improvements in components for automotive occupant restraint systems.

MANUFACTURING RISKS

        Future automotive segment sales are expected to consist increasingly of passenger, driver and side-impact inflators produced in the Company's new manufacturing facility. This facility is currently in operation. The Company has committed substantial resources to this facility's operations and expects to incur significant additional expenses or delays in connection with its attempt to reach target production efficiencies. There can be no assurance that the Company will be successful in overcoming the technological, engineering, quality and management challenges associated with the high volume production of its products, at any given volume, at acceptable costs, or on a timely or profitable basis. Additionally, there can be no assurance that the anticipated level of demand will occur or that the Company will not experience manufacturing inefficiencies or the underutilization of its new facility.

DEPENDENCE ON SUPPLIERS

        In certain instances, the Company may be dependent on a single supplier or multiple small suppliers for certain components. Delays or stoppages in the delivery of components could result in the Company incurring significant premium freight costs or being unable to supply complete products to its customers. In addition to reduced sales due to reduced volume, such delays or stoppages could result in the Company's customers having to halt their own production lines. In this event, these customers may seek damages from the Company for losses incurred due to its own lost production and would be likely to seek other sources of supply. Any production disruptions at the Company could have a material adverse effect on the Company's business, its prospects, financial condition and results of operations.

WARRANTY, RECALL AND PRODUCT LIABILITY EXPOSURE

        The Company warrants to its customers that its products are free from defects and that they meet designated customer specifications. The Company's customers, in turn, offer product warranties to their customers (OEM's), who offer product warranties to the purchasers of vehicles. In certain instances of common complaint, the automobile manufacturer will institute a vehicle recall or will be required by a governmental agency to conduct a recall. As a result, the Company may receive claims against it and requests for payment from its customers to remedy complaints made by the purchasers of vehicles. There can be no assurance that the Company will not incur substantial warranty or recall expense in the future. Such complaints and the related expenses could have a material adverse effect on the Company's relationship with its customers, its business, prospects, financial condition and results of operations.

        Additionally, the sale of air bag components entails an inherent risk of product liability claims. The Company carries product liability insurance with coverage limits that OEA management believes are sufficient to cover potential product liability claims. However, a successful claim brought against the Company resulting in a recovery in excess of its insurance coverage could have a material adverse effect on the Company's business, prospects, financial condition and results of operations. Defending such a suit, regardless of its merits, could involve substantial expense and require the time and attention of key management personnel, either of which could have a material adverse effect on the Company's business, prospects, financial condition and results of operations. In addition, the Company's business reputation could be adversely affected by product liability claims, regardless of their merit or the eventual outcome of such claims.

ASIAN ECONOMIC CONDITIONS

        Two of the Company's four largest customers are Japanese companies. The Asian economic difficulties over this past year, along with other factors, have caused the Japanese yen to further weaken in relation to the US dollar and major European currencies. This effectively increases the cost to a Japanese company of purchasing products from the US or Europe. Further weakening of the yen may have an adverse effect on the Company's sales to its Asian customers, its results of operations and its financial condition.

EXCHANGE RATES

        OEA has a wholly owned subsidiary, Pyroindustrie, S.A., in France that produces automobile air bag initiators for the European market. In the future, Pyroindustrie is expected to expand its operations by adding an inflator production facility. Fluctuations in the relative value of US dollars and certain other currencies may have a significant effect on the translation of the results of foreign operations into US dollars for consolidated financial statement purposes. The Company may implement currency-hedging strategies to help offset the effects of these fluctuations.

POTENTIAL FLUCTUATIONS IN QUARTERLY RESULTS

        The Company's operating results have fluctuated significantly in the past and are likely to continue to fluctuate significantly in the future. The Company's quarterly operating results may vary significantly depending on factors such as the timing of significant orders, the level of sales by automobile manufacturers, its reliance on several major customers, disruptions caused by labor disputes or production or supply interruptions and the seasonal patterns of its customers. The Company's expense levels are based in large part on its expectations regarding future revenues and a significant portion of the Company's expenses are fixed and cannot be adjusted in response to a shortfall in quarterly revenues.

        Based on all of the foregoing, the Company believes that future revenue, expenses and operating results are likely to vary significantly from quarter to quarter. As a result, quarter-to-quarter comparisons of operating results are not necessarily meaningful or indicative of future performance. Furthermore, the Company believes it is likely that in some future quarter the Company's operating results will be below the expectations of public market analysts or investors. In such event, or in the event that adverse conditions prevail, or are perceived to prevail, with respect to the Company's business or generally, the market price of the Company's Common Stock would likely be materially adversely affected.

STOCK PRICE VOLATILITY

        The market price of the Company's Common Stock has been and may be subject to future wide fluctuations in response to the operating results of the Company or its competitors, actual or anticipated announcements of technical innovations or new products by the Company or its competitors, contracts with key customers, new agreement negotiations, changes in analysts' estimates of the Company's financial performance, general industry conditions, worldwide economic and financial conditions, and other events or factors which may be beyond the Company's control. There can be no assurance that the market price of OEA's Common Stock will not decline below its current level. Additionally, the stock market has experienced extreme price and volume fluctuations, which have particularly effected the market price of many technology companies and which have often been unrelated to the operating performance of such companies. Those broad market fluctuations and other factors may adversely effect the market price of the Company's Common Stock.

MANAGING GROWTH

        The Company is experiencing a period of significant growth. Its ability to manage this growth effectively requires enhancements to its operational, financial and management information systems and personnel. These enhancements have been and are being addressed by OEA management. There can be no assurance that these systems will be implemented without delays or that they will function as designed. Delays or failures in these systems, failure to successfully integrate and train new management and personnel or other failure to manage its growth effectively, could have a material adverse effect on the Company's business, prospects, financial condition or results of operations.

DEPENDENCE ON KEY PERSONNEL

        The Company is highly dependent upon the efforts of its senior management team, the loss of any of whom could impede the achievement of production, product development and marketing objectives and would have a material adverse effect on the Company. The Company believes that its future success will depend in large part on its ability to attract and retain qualified technical personnel for whom there is intense competition in the areas of the Company's activities. There can be no assurance that the Company will be able to attract and retain the personnel necessary for the development and integration of its business. Delays in hiring such personnel could delay the achievement of the Company's objectives. The loss of the services of key personnel or the failure to attract additional personnel as required could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

IMPACT OF THE YEAR 2000 ISSUE

        The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to maintain traceability, process transactions, send invoices, or engage in similar normal business activities.

        Based on a recent assessment, the Company determined that it will be required to modify or replace significant portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. The Company presently believes that with modifications to existing software and conversions of new software, the Year 2000 Issue can be mitigated. However, if such modifications and conversions are not made, or are not completed timely, the Year 2000 Issue could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

        The Company will utilize both internal and external resources to modify, replace and test its software for Year 2000 compliance. The Company plans to complete the Year 2000 project by July 1999. To date, the Company has incurred approximately $1 million related to the assessment of, and efforts in connection with, its Year 2000 project. Approximately 75% of which are capitalized costs related to the purchase and implementation of new computer software and hardware. The total remaining costs for this project are currently being assessed and are unknown at this time.

        The estimated completion date of the project is based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that this estimate will be achieved and actual results could differ materially from this plan. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

CERTAIN ANTI-TAKEOVER PROVISIONS

        The Company recently adopted a Common Stock Purchase Rights Plan (the "Rights Plan") intended to protect stockholders from an unsolicited attempt to acquire the Company. In addition, the Company is subject to the anti-takeover provisions of Section 203 of Delaware General Corporation Law, which prohibit the Company from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in the prescribed manner. The application of the Rights Plan, Section 203 and certain provisions of the Company's Certificate of Incorporation and Bylaws may have the effect of delaying or preventing changes in control of management of the Company, which could adversely affect the market price of the Company's Common Stock by discouraging or preventing takeover attempts that might result in the payment of a premium price to the Company's stockholders.

COMPANY PLANS AND STRATEGIES

        Certain of the forward-looking statements made by the Company depend in part upon the plans and strategies of the Company at the time such statements are made. Any such statements represent only the expectations and intentions of the Company at the time such statements are made. Such plans and strategies may change from time to time depending on a variety of factors including factors both internal and external to the Company, including those identified above. Company plans and strategies may also be changed on the basis of management's business judgment regarding potential risks and benefits of any activity.

        Although the Company believes that the assumptions and expectations are reflected in any forward-looking statements made by it or on its behalf are reasonable at the time such statements are made, it can give no assurance that such expectations will prove to have been correct or that the Company will take any actions that may be planned at the time such statements are made. Any forward-looking statement made by the Company is based on information available to the Company on the date such statement is made, and the Company assumes no obligation to update such forward-looking statements.